ITEM 5.  OTHER EVENTS.


         On July 19, 1994 the Corporation announced that it had deconsolidated for financial reporting purposes the assets, liabilities and operations of its majority owned subsidiary, The Eli Witt Company ("Eli Witt") as a result of the acquisition by Eli Witt of the southern operations
of NCC L.P.   Attached hereto is a copy of the Press Release announcing same.
Reference is also made to the Corporation's Form 10-Q for its second quarter ended May 28, 1994.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)(1) N/A

         (b)    N/A

         (c)    Exhibits:

            (1) Culbro Corporation Press Release, dated July 19, 1994.

            (2) Culbro Corporation Form 10-Q for the second quarter ended May 28, 1994 (incorporated by reference to such Form 10-Q filed with the Securities Exchange Commission on July 18, 1994).

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CULBRO CORPORATION

                                          By:/s/ JAY M. GREEN
                                              Jay M. Green
                                              Executive Vice President-
                                              Finance and Administration-
                                              Chief Financial Officer


Dated:  July 19, 1994